EX-32.1 4 exhibit_32-1.htm CERTIFICATION PURSUANT TO 18 U.S.C. 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of TANK SPORTS, INC. (the "Company") on Form 10-Q for the period ended August 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jing Jing Long, Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: Octorber 15, 2008	By:	/s/ Jiang Yong Ji
Jiang Yong Ji
Title: Principal Executive Officer